UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2003

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

141 Spring Street Lexington, Massachusetts	02421
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code: (781) 862-6600

Item 7(c)            Exhibits

The following Exhibit is furnished as part of Item 12 of this report:

99.1        Press release dated October 23, 2003 issued by Raytheon Company

Item 12.              Results of Operations and Financial Condition

On October 23, 2003, Raytheon Company issued a press release relating to earnings for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1. This information is furnished in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003

RAYTHEON COMPANY

By:	/s/ EDWARD S. PLINER
Edward S. Pliner Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 23, 2003 issued by Raytheon Company